FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): November 26, 2001


                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-6
                   (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               245 Park Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-6, on November 26, 2001. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.42)  November 26, 2001 - Information on Distribution to
                                            Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:  December 15, 2001                   By: /S/Samuel Molinaro
                                              Samuel Molinaro
                                              Treasurer and Secretary

                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.42)          November 26, 2001 - Information on Distribution to
                                           Certificateholders




         November 26, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.42
                               TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-6







                     Beginning      Pass Thru         Principal     Interest      Total         Ending Cert./
   Type      Class   Cert. Bal.        Rate           Dist. Amt.    Dist. Amt.     Dist.        Notional Bal.
  Senior       A-I    37,716,114      6.55306100%     1,328,666      205,963      1,534,629      36,387,448
               A-II   24,987,038      7.27707500%       607,087      151,527        758,614      24,379,951
               A-III  17,877,584      6.58296260%       578,275       98,073        676,348      17,299,308
               A-IV   11,464,529      7.02369990%       243,088       67,103        310,190      11,221,442
               A-V    11,632,391      7.36919850%       227,616       71,435        299,051      11,404,775
               B-1     6,258,233      6.84874896%        55,058       35,718         90,775       6,203,175
               B-2     3,129,072      6.84874896%        27,529       17,859         45,387       3,101,544
               B-3     1,877,479      6.84874896%        16,517       10,715         27,233       1,860,961
               B-4     2,252,921      6.84874896%        19,820       12,858         32,679       2,233,101
               B-5     1,376,771      6.84874896%        12,112        7,858         19,970       1,364,658
               B-6     1,880,141      6.84874896%        16,541       10,731         27,271       1,863,600
               R-1             0      6.55306100%             0            0              0            0.00
               R-2             0      6.55306100%             0            0              0            0.00

                     120,452,272                      3,132,310      689,838      3,822,148     117,319,962

